BlackRock Funds III
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Prime
Blackrock Cash Funds: Treasury

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 30, 2016 to the
Statement of Additional Information of the Funds, dated April 29, 2016

The Funds’ Statement of Additional Information is amended as follows:

The third paragraph of the section entitled “Investment Adviser and Other Service Providers — Non-Plan Payments” is deleted in its entirety and replaced with the following:

The payments described above may be made, at the discretion of the Distributor, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. The level of payments made to these Service Organizations in any year will vary, may be limited to specific Funds or share classes, may exclude the Funds entirely, and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund. In certain cases, the payments described in the proceeding sentence are subject to certain minimum payment levels. The aggregate amount of non-Plan payments by BlackRock, the Distributor or their affiliates may be substantial. As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments in association with the sale and distribution of products other than the Funds, that are advised or offered by BlackRock or its affiliates: Ameriprise Financial Services, AXA Advisors, BB&T Retirement & Institutional Services, CCO Investment Services, Cetera Advisor Networks LLC, Cetera Advisors LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets, Inc., Commonwealth Equity Services (Commonwealth Financial Network), Fifth Third Securities, Inc., FSC Securities Corporation, Hazeltree Fund Services, Inc., JP Morgan, Ladenburg Thalmann Advisor Network LLC, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, New England Securities Corporation, Northwestern Mutual Investment Services, LLC, PFS Investments, PNC Investments LLC, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Santander Securities, LLC, State Farm VP Management Corp., The Huntington Investment Co., Treasury Brokerage, LLC, UBS Financial Services, U.S. Bancorp Investments, Voya Financial Advisors, Inc., Voya Investments Distributor, LLC, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). In addition, from time to time the Distributor, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.

Shareholders should retain this Supplement for future reference.